UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2018

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3301 Boston Street, Baltimore, Maryland	21224
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Section 2 – Financial Information

Item  2.02.  Results of Operations and Financial Condition.

On July 25, 2018, Howard Bancorp, Inc. (the “Registrant”), the parent company of Howard Bank, issued a press release relating to its results of operations for the three month and six month periods ended June 30, 2018.   A copy of the release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 and the related information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1      Press Release dated July 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

By: /s/ George C. Coffman
Name: George C. Coffman
Date: July 27, 2018	Title: Executive Vice President and Chief Financial Officer